UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2026
MOODY’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 553-0300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS

ITEM 8.01	OTHER EVENTS	3
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS	4
SIGNATURES		5
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 5.1
EXHIBIT 23.1
EXHIBIT 104

Item 8.01, “Other Events”
On November 9, 2026, Moody’s Corporation (the “Company”) entered into an underwriting agreement by and among the Company and the several underwriters named therein (the “Underwriting Agreement”), with respect to the issuance and sale of €500,000,000 aggregate principal amount of the Company’s 4.125% Senior Notes due 2033 (the “notes”). The offer of the notes was registered under the Company’s Registration Statement on Form S-3 (Registration No. 333-293584) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on February 19, 2026. On November 12, 2026, the Company closed its public offering of the notes.
The notes were issued under an indenture, dated as of August 19, 2010 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as successor to Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as original trustee, as supplemented by the Twentieth Supplemental Indenture, dated as of November 12, 2026 (the “Twentieth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Trustee, as trustee, registrar and transfer agent, and U.S. Bank Europe DAC, UK Branch, as paying agent (the “Paying Agent”). In connection with the issuance of the notes, the Company also entered into a paying agency agreement (the “Paying Agency Agreement”), dated as of November 12, 2026, among the Company, the Paying Agent and the Trustee, as trustee, registrar and transfer agent. The Twentieth Supplemental Indenture includes the form of the notes. The net proceeds of the offering of the notes are expected to be used for general corporate purposes, which may include working capital, capital expenditures, acquisitions, repayment of indebtedness, including the repayment at or prior to maturity of the Company’s 1.75% Senior Notes due 2027, and other business opportunities.
The notes bear interest at the fixed rate of 4.125% per year and mature on November 12, 2033. Interest on the notes will be due annually on November 12 of each year, commencing November 12, 2027. Prior to August 12, 2033 (three months prior to their maturity date) (the “Par Call Date”), the Company may redeem the notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (i) the make-whole redemption price set forth in the notes less interest accrued to the date of redemption and (ii) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the Par Call Date, the Company may redeem the notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.
Additionally, at the option of the holders of the notes, the Company may be required to purchase all or a portion of the notes upon the occurrence of a “Change of Control Triggering Event” (as defined in the Indenture), at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.
The Indenture contains covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur or create liens and enter into sale and leaseback transactions. In addition, the Indenture contains a covenant that limits the ability of the Company to consolidate or merge with another entity or to sell all or substantially all of its assets to another entity.
The Indenture contains customary default provisions. In addition, an event of default will occur if the Company or certain of its subsidiaries fail to pay the principal of any Indebtedness (as defined in the Indenture) when due at maturity in an aggregate amount of $50 million or more, or a default occurs that results in the acceleration of the maturity of the Company’s or certain of its subsidiaries’ Indebtedness in an aggregate amount of $50 million or more. Upon the occurrence and during the continuation of an event of default under the Indenture, the notes may become immediately due and payable either automatically or by the vote of the holders of more than 25% of the aggregate principal amount of all of the notes of the applicable series then outstanding.
The above descriptions of the Underwriting Agreement, the Base Indenture, the Twentieth Supplemental Indenture, the Paying Agency Agreement and the form of the notes are summaries only and are qualified in their entirety by their respective terms. The Underwriting Agreement is filed as Exhibit 1.1 hereto. The Base Indenture is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated August 19, 2010, filed with the Commission. The

Twentieth Supplemental Indenture, including the form of the notes, is filed as Exhibits 4.1 and 4.2 hereto, and the Paying Agency Agreement is filed as Exhibit 4.3 hereto.
Item 9.01, “Financial Statements and Exhibits”
(d) Exhibits

1.1	Underwriting Agreement, dated November 9, 2026, by and among the Company and the several underwriters named therein.

4.1
Twentieth Supplemental Indenture, dated as of November 12, 2026, among the Company, U.S. Bank Trust Company, National Association, as Trustee, Registrar and Transfer Agent, and U.S. Bank Europe DAC, UK Branch, as Paying Agent.

4.2	Form of 4.125% Senior Notes due 2033 (included in Exhibit 4.1).

4.3
Paying Agency Agreement, dated as of November 12, 2026, among the Company, U.S. Bank Europe DAC, UK Branch, as Paying Agent, and U.S. Bank Trust Company, National Association, as Trustee, Registrar and Transfer Agent.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, New York, New York.

23.1	Consent of Gibson, Dunn & Crutcher LLP, New York, New York (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION
By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll Managing Director, Corporate Governance, Securities and Corporate Secretary
Date: November 12, 2026
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